EXHIBIT 10.9

                           AMERICAN TONERSERV CORP.

                       STOCK REPURCHASE RIGHT AGREEMENT


     This Stock Repurchase Right Agreement (this "Agreement") is effective this 7th day of July, 2006, by and between American TonerServ Corp., a Delaware corporation (the "Company") and Ryan Vice ("Purchaser").

                                R E C I T A L S

     A. WHEREAS, the Company and the Purchaser have entered into a certain agreement, pursuant to which the Company sold, and the Purchaser purchased, 100,000 shares of the Company's Common Stock (the "Shares").

     B. WHEREAS, the Company and the Purchaser now desire to establish certain repurchase rights in favor of the Company in connection with the Shares.

     Now, therefore, in consideration of the mutual promises herein, the parties hereto agree as follows:

                               A G R E E M E N T

1.   Repurchase Right.

     (a) Grant. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the ninety (90)-day period (the "Repurchase Period") following the date (the "Termination Date") Purchaser ceases to provide services to the Company as an employee, director or consultant (a "Service Provider") for any reason (including voluntary or involuntary termination, death or disability), if said Termination Date is within two years of the date of this Agreement, to repurchase at the per share exercise price paid (the "Repurchase Price"), any or all of the Shares purchased by Purchaser.

     (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice (the "Repurchase Notice") delivered to the Purchaser (or the respective owner of the Shares) prior to the expiration of Repurchase Period. The Repurchase Notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Shares to be repurchased shall be delivered to the Company on the closing date specified for the repurchase.
Concurrently with the receipt of such stock certificates, the Company shall pay to the Purchaser (or the respective owner of the Shares), in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Shares which are to be repurchased.

     (c) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised under Section 1(b) above.



     (d) Escrow. To insure the availability for delivery of the Shares upon the Company's exercise of the Repurchase Right, the Purchaser hereby appoints the Secretary of the Company or any other person designated by the Company as escrow agent (the "Escrow Agent") as its attorney-in-fact to sell, assign and transfer unto the Company, such Shares, if any, repurchased by the Company pursuant to the Repurchase Right and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit 1. The Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit 2, until the Company exercises its Repurchase Right or until such time as this Agreement no longer is in effect. Upon expiration of this Agreement or termination of the Repurchase Right, the Escrow Agent shall promptly deliver to the Purchaser the certificates representing such Shares in the Escrow Agent's possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

     (e) The Company, the Escrow Agent, or their designees, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

     (f) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof executed by the Purchaser with respect to the Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

2.   Restrictive Legends and Stop-Transfer Orders.

     (a) Legends. Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THAT CERTAIN STOCK REPURCHASE RIGHT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.


                                      2

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY'S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT
     THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

     (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the legends set forth above; or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

3. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchasers and his or her heirs, executors, administrators, successors and assigns.

4. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth below.

     If to the Company:

     ______________________
     ______________________
     Attn:  _________________

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     With a copy to:

     Robert Anderson, Esq.
     Lanahan & Reilley LLP
     600 Bicentennial Way, Suite 300
     Santa Rosa, California  95403

     If to Lenders:

     At the addresses shown on the signature pages hereto.


8. Entire Agreement: Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser (or the respective owner of the Shares).

9. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

COMPANY:


American TonerServ Corp.


By: /s/ Daniel J. Brinker

Title: President and CEO


PURCHASER:


Print Name: Ryan Vice

Signature: /s/ Ryan Vice

Address: 7231 16th Hole Drive
         Windsor, CA  95492


              [SIGNATURE PAGE TO STOCK REPURCHASE RIGHT AGREEMENT]

                                      4

                                  EXHIBIT 1

                               STOCK POWER AND
                     ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________________________________,
hereby sell, assign and transfer unto American TonerServ Corp. (the "Company") or its assigns ______________________________________________
(_________________) shares of the Common Stock of the Company standing in my name of the books of said Company represented by Certificate No. ___________ herewith and do hereby irrevocably constitute and appoint __________________ ___________________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Stock Repurchase Right Agreement between the Company and the undersigned dated __________________, 2006.

Dated:  ________________, ______    Signature: ______________________________

                                    Print Name:______________________________

                                    Spouse's
                                    Signature:_______________________________

                                    Spouse's
                                    Name:____________________________________


INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase right," as set forth in the Stock Repurchase Right Agreement, without requiring additional signatures on the part of the Purchaser.






















                                   EXHIBIT 2

                           JOINT ESCROW INSTRUCTIONS

[Name and Address of Escrow Agent]


M__. __________________:

Effective this _____ day of __________, 2006 (the "Effective Date"), as Escrow Agent for both American TonerServ Corp., a Delaware corporation (the "Company") and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Repurchase Right Agreement (the "Agreement") between the Company and the Purchaser, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase right set forth in the Agreement (the "Repurchase Right"), the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be repurchased, the repurchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Right.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent, with full power of substitution, for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

9. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.



                                      2


14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

17. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

18. This instrument constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements between you, the Company and the Purchaser with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Purchaser.


                                   * * * * *























                                      3


     IN WITNESS WHEREOF, the parties have executed this Joint Escrow Instructions as of the Effective Date.


PURCHASER                             AMERICAN TONERSERV CORP.


___________________________________   _____________________________________
Signature                             Signature


___________________________________   _____________________________________
Print Name                            Print Name and Title

Address:                              Address:

___________________________________   ______________________________________

___________________________________   ______________________________________


ESCROW AGENT


__________________________________
Signature

__________________________________
Print Name

Address:

__________________________________

__________________________________







                    [SIGNATURE PAGE TO JOINT ESCROW INSTRUCTIONS]